Exhibit 99.1
Bickford Master I, L.L.C.
Accountants’ Report and Combined Statements of Revenues and
Certain Operating Expenses
For the Six-Month Period Ended June 30, 2008 (Unaudited)
and Year Ended December 31, 2007

Independent Accountants’ Report
on Financial Statements
The Members
Bickford Master I, L.L.C.
Olathe, Kansas
We have audited the accompanying combined statement of revenues and certain operating expenses (the “Statement”) of the twelve properties collectively referred to as Bickford Master I, L.L.C. (the Properties) for the year ended December 31, 2007. This Statement is the responsibility of the Properties’ management. Our responsibility is to express an opinion on this Statement based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the current report on Form 8-K/A of Care Investment Trust, Inc.) as described in Note 1 and is not intended to be a complete presentation of the Properties’ revenue and expenses.
In our opinion, the Statement referred to above presents fairly, in all material respects, the combined revenues and certain operating expenses (as described in Note 1), of the Properties for the year ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.
/s/ BKD, llp
Kansas City, Missouri
September 8, 2008

Bickford Master I, L.L.C.
Combined Statements of Revenues and Certain Operating Expenses
For the Six-Month Period Ended June 30, 2008
and Year Ended December 31, 2007

	2008	2007
	(Unaudited)
Revenues
Rent Income	$11,622,455	$22,036,384
Community Fee Revenue	374,417	812,778
Other Resident Revenue	252,204	590,394

	12,249,076	23,439,556

Certain Operating Expenses
Salaries and Wages (including benefits and taxes)	4,764,765	8,943,495
Real Estate Taxes	466,346	928,651
Insurance	121,024	275,523
Repairs and Maintenance	154,285	323,016
Utilities	521,035	977,002
Marketing and Advertising	217,422	460,853
Food and Kitchen Supplies	501,166	1,042,772
Other Operating Expenses	623,264	1,198,822
Management Fees	638,011	1,167,172

	8,007,318	15,317,306

Excess of Revenues and Certain Operating Expenses	$4,241,758	$8,122,250

See Notes to Combined Statements of Revenues and Certain Operating Expenses

Bickford Master I, L.L.C.
Notes to Combined Statements of Revenues and Certain Operating Expenses
For the Six-Month Period Ended June 30, 2008 (Unaudited)
and Year Ended December 31, 2007
Note 1: Nature of Operations and Summary of Significant Accounting Policies
     Description of the Properties
The accompanying combined statements of revenues and certain operating expenses (the “Statement”) include the operations of the following twelve properties:

Legal Entity	Formation Date	Units	Residence Locations
Ames Bickford Cottage, L.L.C.	June 2000	37	Ames, Iowa
Bourbonnais Bickford House, L.L.C.	March 2000	65	Bourbonnais, Illinois
Burlington Bickford Cottage, L.L.C.	June 2000	44*	Burlington, Iowa
Crawfordsville Bickford Cottage, L.L.C.	January 2001	28	Crawfordsville, Indiana
Lincoln Bickford Cottage, L.L.C.	January 2000	44	Lincoln, Nebraska
Marshalltown Bickford Cottage, L.L.C.	June 2000	38	Marshalltown, Iowa
Moline Bickford Cottage, L.L.C.	June 2002	28	Moline, Illinois
Muscatine Bickford Cottage, L.L.C.	January 1997	45*	Muscatine, Iowa
Quincy Bickford Cottage, L.L.C.	December 1999	47	Quincy, Illinois
Rockford Bickford House, L.L.C.	March 2000	65	Rockford, Illinois
Springfield Bickford House, L.L.C.	March 2000	67	Springfield, Illinois
Urbandale Bickford Cottage, L.L.C.	February 2001	61*	Urbandale, Iowa

* Expansion completed in December 2007 to increase capacity of these properties to this capacity.
These properties operate as assisted-care and independent-living residences for the elderly. On June 27, 2008, the Building and related equipment of these properties was sold for a cash price of $100.8 million to Care YBE Subsidiary LLC, a Delaware Limited Liability Company wholly owned by Care Investment Trust, Inc. (or “Care”). In conjunction with the sale, Care entered into a Master Lease Agreement (Lease) with Bickford Master I, L.L.C. (Bickford), a wholly owned subsidiary of Eby Realty Group, LLC, to lease these Facilities from Care. The Lease requires Bickford to a pay a minimum rental income to achieve a certain annual return on Care’s acquisition price with annual payments increasing 3% each year over the term of the lease with a portion of the minimum rental payment deferred until year four. The initial lease term expires after year fifteen and Bickford is granted four options to extend the initial term for additional ten years each. The Lease also requires the properties to meet certain financial covenants including a minimum rent coverage ratio.
The following table shows required rates of return for the monthly minimum rent payment along with the additional minimum deferred rent amount for the initial lease term:

	Minimum Rent	Additional Minimum
Year	Lease Rate	Rent Lease Rate
1-5	8.208% – 9.239%	.260% – .293%
6-10	9.516% – 10.710%	.302% – .340%
11-15	11.031% – 12.416%	.350% – .394%
All significant intercompany accounts and transactions have been eliminated in combination.

Bickford Master I, L.L.C.
Notes to Combined Statements of Revenues and Certain Operating Expenses
For the Six-Month Period Ended June 30, 2008 (Unaudited)
and Year Ended December 31, 2007
     Basis of Presentation
The accompanying Statement has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for real estate properties acquired or to be acquired. Accordingly, this Statement excludes certain historical expenses not comparable to the operations of the Properties after acquisition such as certain ancillary income, amortization, depreciation, interest, corporate expenses and certain other costs not directly related to the future operations of the Properties.
The Statement for the six-month period ended June 30, 2008 is unaudited. In the opinion of management, all adjustments necessary for a fair statement of such Statement have been included. The results of operations for the period are not necessarily indicative of the Properties’ future results of operations.
     Rental Revenues
Rent revenue is collected monthly from residents and recognized as revenue in the month that it is earned. The Company collects partially refundable advance community fees from the residents of the assisted- and independent-living residences. The portion of the community fee that is refundable is refundable on a pro rata basis during the resident’s first 12 months at the residence. The community fees are intended to help defray the cost of training and other support services provided by the corporate office to the staff of the assisted- and independent-living residences. The entire community fee is recognized as revenue over a period of 24 months. The collection and refundability on these fees may vary based on applicable state laws and regulations. Beginning in 2008, only one-half is refundable over the first 12 months.
     Use of Estimates
The preparation of combined financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make a number of estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from these estimates.
Note 2: Related Party Transactions
The Company pays a fee to Bickford Senior Living, L.L.C. to operate and manage the Properties. Total fees paid for the six-month period ended June 30, 2008 (unaudited) and year ended December 31, 2007 were $638,011 and $1,167,172, respectively.
The Properties have executed management agreements for these properties in which they will be charged 5% of annual revenues and, as such, these fees have been included in the presented Statements for 2007 and 2008.

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